SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, Total System Services, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   TOTAL SYSTEM SERVICES, INC.

                                   (Registrant)

March 12, 1999                     By:/s/Richard W. Ussery
                                      -----------------------------------------
                                      Richard W. Ussery,
                                      Chairman and
                                      Principal Executive Officer

                                    POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, Richard W. Ussery and Philip
W. Tomlinson, and each of them, his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this report and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)- in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, this report has been signed by the following persons in the capacities and on the dates indicated.

/s/James H. Blanchard                                      Date: March 12, 1999
-------------------------------------------------
James H. Blanchard,
Director and Chairman of the
Executive Committee


/s/Richard W. Ussery                                       Date: March 12, 1999
------------------------------------------------
Richard W. Ussery,
Chairman of the Board
and Principal Executive Officer






/s/Philip W. Tomlinson                                     Date: March 12, 1999
-------------------------------------------------
Philip W. Tomlinson,
President
and Director


/s/James B. Lipham                                         Date: March 12, 1999
-------------------------------------------------
James B. Lipham,
Executive Vice President, Treasurer, Principal
Accounting and Financial Officer


/s/Griffin B. Bell                                         Date: March 12, 1999
-------------------------------------------------
Griffin B. Bell,
Director


/s/Richard Y. Bradley                                      Date: March 12, 1999
-------------------------------------------------
Richard Y. Bradley,
Director


/s/Gardiner W. Garrard, Jr.                                Date: March 12, 1999
--------------------------------------------------
Gardiner W. Garrard, Jr.,
Director


/s/John P. Illges, III                                     Date: March 12, 1999
--------------------------------------------------
John P. Illges, III,
Director


/s/Mason H. Lampton                                        Date: March 12, 1999
-----------------------------------------------------
Mason H. Lampton,
Director


/s/Samuel A. Nunn                                          Date: March 12, 1999
---------------------------------------------------
Samuel A. Nunn,
Director


/s/H. Lynn Page                                            Date: March 12, 1999
-----------------------------------------------------
H. Lynn Page,
Director






/s/W. Walter Miller, Jr.                                   Date: March 12, 1999
-----------------------------------------------------
W. Walter Miller, Jr.,
Director


/s/William B. Turner                                       Date: March 12, 1999
---------------------------------------------------
William B. Turner,
Director


/s/James D. Yancey                                         Date: March 12, 1999
--------------------------------------------------
James D. Yancey,
Director




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